Embracing a Growth Mindset

COMMERCE BANCSHARES, INC.

INVESTOR UPDATE

2nd Quarter 2020

Commerce Bancshares, Inc.

CAUTIONARY STATEMENT

A number of statements we will be making in our presentation and in the accompanying slides are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation's control). Factors that could cause the Corporation's actual results to differ materially from such forward-looking statements made herein or by management of the Corporation are set forth in the Corporation's 2019 Annual Report on Form 10-K, 1ST Quarter 2020 Report on Form 10-Q and the Corporation's Current Reports on Form 8-K.

COMMERCE BANCSHARES

154 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

161 full-service branches and 363 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines • Indianapolis
Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area
Commercial Payments Services
Offered in 48 states across the U.S.

Source: [1]S&P Global Market Intelligence as of 03/31/2020, does not include asset management or specialty finance banks; [2]Includes loans held for sale; [3]Moody's U.S. Bank Ratings, May 14, 2020, Baseline credit assessment reflects a bank's standalone credit strength; company reports and filings information as of 06/30/2020 unless otherwise noted.

$30.5
BILLION IN ASSETS

47TH
LARGEST U.S. BANK BASED ON ASSET SIZE[1]

$6.6
BILLION IN MARKET CAPITALIZATION

16TH
LARGEST U.S. BANK BASED ON MARKET CAPITALIZATION[1]

$53.6
BILLION IN TRUST ASSETS

19TH
LARGEST AMONG U.S. BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

a1 BASELINE CREDIT ASSESSMENT[3]

$24.5
BILLION IN TOTAL DEPOSITS

$16.4
BILLION IN TOTAL LOANS[2]

$9.1
BILLION IN COMMERCIAL CARD VOLUME as of 12/31/19

5.6%
RETURN ON AVERAGE COMMON EQUITY as of YTD 06/30/2020

14TH
YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

MOODY'S RANKS COMMERCE AMONG THE TOP 6 BANKS IN THE COUNTRY

SUPER-COMMUNITY BANK PLATFORM

A consistent strategy with a long-term view

Community Bank

- Award-winning customer service
- Focus on the full client relationship
- Core values embraced by team members
- Quickly adapt to customer needs and changing preferences

Customer relationship-based:

Challenge Accepted.®

High-performing teams and engaged workforce

Long history of top quartile credit quality metrics

Investment in distinctive, high-return businesses

Focus on operational efficiencies

Disciplined approach to acquisitions

Super-Regional Bank

- Sophisticated payment system capabilities
- Broad consumer product offerings
- Private Banking; Trust; Capital Markets
- Shareholder driven and strong financial performance
- Competitive on unit costs

Commerce Bancshares, Inc.

OUR STRONG CULTURE IS THE KEY DRIVER TO OUR LONG-TERM SUCCESS

At Commerce, our core values shape the way we live and work.

V	We have a long term **V**iew	We make decisions today that will sustain us well into the future.
O	We collaborate as **O**ne team	We see diversity and inclusion as an imperative and seize opportunities to build teams that reflect all sides of an issue.
I	We act with **I**ntegrity	We value integrity, we recognize our first duty is to conduct business in ways that merit trust and confidence, and that adhere to the highest standards of governance and ethics.
C	We are **C**ustomer focused	We value relationships, our customers are our primary focus.
E	We strive for **E**xcellence	

A culture formed 150+ years ago to be a force for good in our region and our industry



bonfyre
EXCHANGE
Challenge Accepted.
HOW WE COMMUNICATE
INCLUSION +DIVERSITY
COMMERCE U
HOW WE ENGAGE
innovation
AGILE
TOOLS WE USE
EDGE
CORNERSTONE OF OUR CULTURE
Our Core Values | Our Purpose
OUR FOUNDATION

Commerce Bancshares, Inc.

BEYOND FINANCIALS

Supporting each other, our customers and our communities

More than 500 nonprofit organizations supported by Commerce team members through leadership roles by serving on boards

---

OUTSTANDING

community reinvestment rating from the Federal Reserve for more than **20 years**

$22 million

of charitable investments advised by Commerce Trust Company[1]

> **"As a socially responsible corporate citizen, we continuously seek opportunities to make a difference."**

2020 Engagement & Enablement[2]

Consistently scoring above the U.S. High Performance and U.S. Financial Services norms for engagement, enablement and effectiveness

83% ENABLEMENT

85% ENGAGEMENT

[1] Includes investments on behalf of the Commerce Bancshares Foundation and private foundations that have engaged the bank as trustee.
[2] The Korn Ferry Hay Group – 2020 survey results

Commerce Bancshares, Inc.

OUR COMMITMENT TO INCLUSION, DIVERSITY AND EQUITY

Our longstanding approach of "doing what's right" continues to guide our focus on our team members, customers and communities

Building a place to thrive and grow professionally

Examples of how we continue to build awareness

- **Observance** and **celebration** of cultural heritage months
- **Mentorship programs** to support professional development of diverse leaders and team members
- **Unconscious bias** and **sensitivity training**
- **Community partnerships** to advance inclusive efforts
- **Inclusion & Diversity Councils** and **Employee Resource Groups** to help us better understand the evolving needs of our team members, customers and communities
- **Feedback tools** to hold us accountable and help us see if we're trending in the right direction

A culture that celebrates inclusion and diversity

Commerce offers a variety of internal resource groups, mentoring programs and networking opportunities

EMERGE
Connecting young professionals
585+ members

RISE
Empowering women
1,217+ members

New groups launched to support diversity at Commerce

PRIDE
Engaging LGBTQIA+ community
291+ members

VIBE
Valuing multi-cultural perspectives
325+ members

RECENT RECOGNITION



Forbes 2020
BEST BANKS
IN AMERICA

Commerce Bank was named among **America's Best Banks 2020** by *Forbes*. Ranked in the **top quartile nationally** and **2nd Missouri-based bank**. Since the first list debuted, **Commerce has consistently ranked near the top** among the highest-performing institutions.



NASDAQ CONGRATULATES
COMMERCE BANCSHARES
FORBES 2020
BEST BANKS IN AMERICA
Commerce Bancshares, Inc.
CBSH NasdaqListed
Nasdaq



BankDirector.
RANKING BANKING.
REGIONAL★ALL-STAR
2019

Commerce Bank was selected as **one of 20 best-in-class banks in Bank Director's** 2019 RankingBanking study. We **placed third overall in the Midwest** and **ranked first in the Midwest** for Best Branch Network Strategy, Best Core Deposit Growth Strategy and Best Retail Strategy.



Private Asset Management
Private Asset Management Awards 2019
HIGHLY COMMENDED
Best private wealth manager - client service - over $5bn
Commerce Trust Company

Commerce Trust Company received **Highly Commended status for Best Private Wealth Manager** in client services with assets over $5 billion. PAM Awards recognize top investment professionals, wealth advisors, legal firms, consultants and other key service providers operating within the private asset management industry.



Korn Ferry Engaged Performance Awards
Outstanding Employer 2019

Commerce named **Outstanding Employer 2019** by Korn Ferry[1]. The award publicly recognizes employers that have achieved **best-in-class levels of engagement and enablement**. **Commerce is one of only three companies** in the U.S. to receive this global award.

[1]The Korn Ferry Hay Group – based on 2018 survey results

Q2 FINANCIAL RESULTS

Commerce Bancshares, Inc.

FINANCIAL PERFORMANCE VS. PRIOR YEAR

Net Income Attributable to **CBI** ($ in Millions)


As of June 30
$434
$421
$205
$92
YE 2018
YE 2019
YTD 2019
YTD 2020

Earnings per Common **Share**


As of June 30
$3.60
$3.58
$1.72
$.78
YE 2018
YE 2019
YTD 2019
YTD 2020

Return on Total Average Assets


As of June 30
1.76%
1.67%
1.66%
.66%
YE 2018
YE 2019
YTD 2019
YTD 2020

Return on Average Common Equity


As of June 30
16.2%
14.1%
14.1%
5.6%
YE 2018
YE 2019
YTD 2019
YTD 2020

Period End Loans ($ in Billions)


As of June 30
$14,161
$14,752
$14,280
$16,408
YE 2018
YE 2019
YTD 2019
YTD 2020

Period End Deposits ($ in Billions)


As of June 30
$20,324
$20,520
$19,830
$24,527
YE 2018
YE 2019
YTD 2019
YTD 2020

As of June 30, 2020

DRIVERS OF 2ND QUARTER 2020 EARNINGS

Net Interest Margin	NIM decreased 39 bps to 2.94% from 3.33% in the previous quarter, driven by lower yields on commercial loans and investment securities, lower average balances of consumer credit card loans, and excess liquidity from higher deposit balances. Deposit costs decreased 20 bps from the previous quarter due to inflows of low-cost deposits.
Fee Income	Fee income decreased 7.7% vs the same quarter in the prior year, mainly driven by lower bank card, deposit account, and consumer brokerage service fees, partly offset by growth in capital market fees.
Non-Interest Expense	Expense decreased 1.2% vs the same period last year, driven by lower marketing and other non-interest expense, partly offset by higher salaries and employee benefits expense.
Pre-Provision Net Revenue (PPNR)[1]	Excluding the provision for credit losses and securities losses, PPNR grew modestly by 1.5% over the first quarter.
CECL	Provision for credit losses totaled $80.5 million and was $72.1 million higher than net loan charge-offs.
Unrealized Losses	Net securities losses resulted from unrealized losses of $7.5 million on our portfolio of private equity investments.

[1]See the non-GAAP reconciliation on slide 43

SOUND CAPITAL AND LIQUIDITY POSITION

Total Risk-Based Capital Ratio[1]


Peer Median: 12.8%
OZK 15.4%
CBSH 15.2%
UBSI 14.5%
SFNC 14.1%
CFR 14.0%
BXS 13.8%
UMPQ 13.7%
FULT 13.4%
UMBF 13.1%
WBS 13.1%
PB 12.8%
PNFP 12.8%
BOKF 12.7%
ASB 12.6%
IBKC 12.5%
ONB 12.3%
WTFC 11.9%
HWC 11.9%
FNB 11.6%
VLY 11.5%

Loan to Deposit Ratio

Large, stable deposit base and low loan to deposit ratio

Core Deposits
$22.5
Billion[2]

69% Commerce — Average Loan to Deposit Ratio[3]

88% Peer Average — Average Loan to Deposit Ratio[1]

Total Deposits


Certificates of Deposit
8%
92%
Core Deposits
- Non-Interest Bearing
- Interest Checking
- Savings and Money Market

[1]S&P Global Market Intelligence, Information as of March 31, 2020
[2]Period-end balances, as of June 30, 2020
[3]Includes loans held for sale, as of QTD June 30, 2020

Commerce Bancshares, Inc.

CREDIT POSTURE

Net Loan Charge-Offs
$ in millions



$11.3
$10.9
$8.4
.32%
.30%
.21%
2Q19
1Q20
2Q20
Net Loan Charge-offs
NCO/Average Loans[1]

Allowance for Credit Losses on Loans
$ in millions



$161.2
$171.7
$240.7
1.13%
1.14%
1.47%
2Q19
1Q20
2Q20
Allowance for Credit Losses on Loans
Allowance for Credit Losses on Loans to Total Loans[2]

Non-Performing Loans
$ in millions



.08%
.07%
.14%
$11.1
$10.6
$22.6
2Q19
1Q20
2Q20
NPLs
Non-Performing Loans to Total Loans

Allowance for Credit Losses on Loans to NPL



14.5x
16.1x
10.6x
2Q19
1Q20
2Q20
Allowance for Credit Losses on Loans / Non-Performing Loans (NPL)

[1]As a percentage of average loans (excluding loans held for sale) [2]Excluding PPP loans, allowance for credit losses on loans to total loans was 1.62% as of June 30, 2020

NET INTEREST INCOME: YTD – June 30, 2020



Quarterly Net Interest Income
(Tax Equivalent)
Net interest income – $ in millions
$220
$210
$200
$190
$180
$170
$160
4.0%
3.8%
3.6%
3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
Net Yield
2Q19
3Q19
4Q19
1Q20
2Q20
2019 Net int inc
2020 Net int inc
Net Yield
Adjusted Net Yield*

*Adjusted to exclude TIPs inflation income

Tax equivalent - YTD	2019	2020	Change
Rates earned - assets	3.99%	3.36%	(0.63)%
Rates paid - liabilities	0.67%	0.38%	(0.29)%
Net yield - earning assets	**3.56%**	**3.12%**	**(0.44)%**

- Net interest income (tax equivalent) increased slightly over the prior quarter.
- The net yield on interest earning assets declined 39 basis points from the previous quarter.
- The decrease from 1Q 2020 reflected the decline in interest rates over the past quarter and rapid growth in deposits, which increased average balances held at the Federal Reserve.



TIPs Interest - $ in 000s
Interest income
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
260
258
256
254
252
250
248
246
244
242
240
238
CPI-U
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
Normal int.
Inflation inc.
CPI-U

NIM PROTECTION

Hedge against lower interest rates by purchasing interest rate floor contracts and maintaining duration

Floor Impact on Loan Yields

Assumes Loans at LIBOR +200bps



8%
6%
4%
2%
0%
Loan Yield
Unhedged
2.5% Floor (effective 6/1/2020)
2.25% Floor (effective 1/1/2020)
2% Floor (effective 12/15/2020)
Illustrative
Current 1ML: 0.18%*
Entered into three interest rate floors with a combined notional value of $1.5 billion, to hedge the risk of declining interest rates on floating rate commercial loans indexed to 1 Month LIBOR. Each contract has a term of 6 years.
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
1 Month LIBOR

*As of July 13, 2020

Maintaining Duration

In addition to the interest rate floors, Commerce has been extending fixed-rate bond maturities. Duration has been mostly maintained despite:

- A large decline in rates increasing prepayment speeds
- Strategic move out of municipals (typically our longest securities)
- Reduced monthly cash flows to reinvest

A FULL-SERVICE, DIVERSIFIED OPERATING MODEL

Card, Wealth & Deposit fees provide stable, growing revenue source



Commerce Bank[1]
63%
13%
7%
2%
11%
4%
Peer Banks[1]
74%
6%
5%
4%
3%
8%
Net Interest Income
Wealth Management
Deposit Service Charges
Fees and Commissions
Card Income
Other

Non-Interest Income



$ in millions
$422
$447
$461
$501
$525
As of June 30
$248
$241
2015
2016
2017
2018
2019
YTD 2019
YTD 2020

Continued focus on growing fee income through new and existing product and service offerings

Examples:

- toggle®
- Remitconnect™
- Claims Payments
- Horizons
- Accounts Payable Automation
- Interest Rate Swaps
- **CommerceHealthcare™**
- Asset Management

Peer Banks include: ASB, BOKF, BXS CFR, FNB FULT, HWC, IBKC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC

[1]Sources: S&P Global Market Intelligence & FIS as of 03/31/2020

WELL-DIVERSIFIED LOAN PORTFOLIO



Commerce Bank[1]
35%
6%
20%
18%
17%
4%
Peer Banks[1]
29%
8%
34%
19%
9%
1%
Business Loans
Construction
Business RE
Residential RE
Consumer/HELOCs
Credit Card
Loans Held for Sale

YTD Average Loans[2]

$s in millions



+5.8%
5 Yr. CAGR
$12,756
$13,542
$13,927
$14,098
$15,435
2016
2017
2018
2019
2020

2020 Loan Growth by Category

(Average loans Jun. 2020 vs. Mar. 2020)

Business/ lease/ tax-free	↑ $1.3 billion
Personal RE	↑ $192 million
Business RE & construction	↑ $80 million
Auto/ motorcycle/ other	↓ $7 million
Consumer Credit Card	↓ $64 million

Peer Banks include: ASB, BOKF, BXS CFR, FNB FULT, HWC, IBKC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC
[1]Source: S&P Global Market Intelligence & FIS as of 03/31/2020
[2]Includes loans held for sale, as of June 30, 2020

Commerce Bancshares, Inc.

PAYCHECK PROTECTION PROGRAM IMPACT

7,443 Total SBA PPP loans approved • **$1.5B** Total SBA PPP secured funding • **$206K** Average SBA PPP loan size • **$34K** Median SBA PPP loan size

Business Loan Yield

QTD Avg
As of June 30, 2020


2.91%
3.03%
2.36%
Business Loan Yield
Business Loan Yield excluding PPP
PPP Loan Yield

APPROXIMATELY
154,000
JOBS SAVED

Information as of June 30, 2020

Commerce Bancshares, Inc.

SUMMARY OF FIXED & FLOATING LOANS

Nearly 58% of total loans are variable; 65% of commercial loans have floating rates; mostly tied to a LIBOR index



Fixed
Variable
Commercial
Business
Total Loans: $5.6B
35%
65%
Construction
Total Loans: $0.9B
4%
96%
Business RE
Total Loans: $2.8B
44%
56%
Consumer
Personal RE
Total Loans: $2.4B
32%
68%
Consumer
Total Loans: $2.0B
32%
68%
HELOC
Total Loans: $0.3B
2%
98%
Consumer Card
Total Loans: $0.8B
7%
93%

Source: 2019 10K, as of 12/31/2019

HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO

Composition of AFS Portfolio


4%
10%
14%
14%
58%
Treasury & agency
Municipal
MBS
Other asset backed
Corporate

QTD - June 30, 2020	Avg Rate	Duration (yrs)
Treasury & agency[1]	0.5%	2.8
Municipal	3.0%[2]	4.3
MBS	2.2%	2.5
Other asset-backed	2.3%	1.9
Corporate	2.5%	4.7

[1]Excludes inflation effect on TIPs
[2]Tax equivalent yield
[3]Information as of December 31 for prior years; YTD 2020 is as of June 30

AFS Portfolio as of June 30, 2020

Total average investments	$9.7 billion
Unrealized gain	$281.5 million
12 month maturities / pay-downs	$1.6 billion

Duration

December 2017	3.0 years
December 2018	3.2 years
December 2019	3.0 years
June 2020	2.8 years

YTD Tax Equivalent Rate – Investments[3]


2.8%
2.6%
2.4%
2.2%
2.0%
2.4%
2.5%
2.8%
2.8%
2.4%
2016
2017
2018
2019
YTD 2020

Commerce Bancshares, Inc.

IMPACT OF CECL: ALLOCATION OF ALLOWANCE

CECL allowances reflect the economic and market outlook due to COVID-19

	December 31, 2019 Incurred Model		March 31, 2020 CECL Model		June 30, 2020 CECL Model	
$ in millions	**Allowance for Loan Losses**	**% of outstanding Loans**	**Allowance for Credit Losses (ACL)**	**% of outstanding Loans**	**Allowance for Credit Losses (ACL)**	**% of outstanding Loans**
Business	$ 44.3	.80%	$ 47.1	.81%	$ 89.7	1.31%
Bus R/E	25.9	.91%	18.7	.63%	23.2	.79%
Construction	21.6	2.40%	17.7	2.04%	17.6	1.89%
Commercial total	**$ 91.8**	**.99%**	**$ 83.5**	**.87%**	**$ 130.5**	**1.22%**
Consumer	15.9	.81%	18.1	.93%	24.3	1.24%
Consumer CC	48.0	6.27%	62.4	8.83%	76.0	11.39%
Personal R/E	3.1	.13%	5.6	.23%	7.7	.29%
Revolving H/E	.6	.18%	1.9	.53%	2.1	.62%
Overdrafts	1.3	19.51%	.1	3.25%	.1	1.89%
Consumer total	**$ 68.9**	**1.27%**	**$ 88.1**	**1.61%**	**$ 110.2**	**1.95%**
Allowance for credit losses on loans	**$ 160.7**	**1.09%**	**$ 171.6**	**1.14%**	**$ 240.7**	**1.47%**
Liability for unfunded lending commitments	**1.1**		**32.3**		**35.3**	
Total allowance for credit losses	**$ 161.8**		**$ 203.9**		**$ 276.0**	

Methodology and Variables

- CECL model utilizes 3rd party baseline forecast
- Key variables include: GDP, disposable income, unemployment rate, various interest rates, CPI inflation rate, HPI, CREPI and market volatility
- Q2 provision for credit loss expense of $80.5 million, includes $72.1 million CECL related reserve increase
  - $69.1 million for loans
  - $3.0 million for unfunded lending commitments

Highlights

- The increase in Q2 provision for credit losses was driven by a significant deterioration of the economic forecast used in our CECL model due to COVID-19.

Commerce Bancshares, Inc.

* Note: The allowance for unfunded lending commitments is included in Other liabilities on the consolidated balance sheets.

NET LOAN CHARGE-OFFS: YTD – June 30, 2020

$ in 000s	YTD 2019	YTD 2020	Actual $ Chge	2020 Loss Rate
Business	$ 731	$ 2,876	$ 2,145	0.09%
Overdraft	570	742	172	42.90%
Construction	(117)	—	117	0.00%
Business R/E	(51)	(27)	24	0.00%
Personal R/E	80	(75)	(155)	(0.01)%
Consumer	3,647	3,073	(574)	0.32%
HELOC	135	(72)	(207)	(0.04)%
Credit card	18,024	12,741	(5,283)	3.68%
Total	**$ 23,019**	**$ 19,258**	**$ (3,761)**	**0.25%**

- Loss rate on credit card loans decreased from 5.06% in the prior quarter to 2.17% this quarter.
- Relief program implemented in Q2 allowed credit card customers to skip payments for two months.



Non-Performing Assets to Allowance
$ in millions
$280
$240
$200
$160
$120
$80
$40
$0
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
NPAs to Loans
2016
2017
2018
2019
2Q2020
$ Allow for Loan Loss
% NPA to Total Loans
$ Non-Perform Assets



90-Day Delinquencies: Credit Card & Consumer Loans
$ in millions
$15
$10
$5
$0
Jun18
Dec18
Jun19
Dec19
Jun20
Credit card
Consumer

COMMERCE AND COVID-19

HELPING OUR CUSTOMERS FOCUS ON WHAT MATTERS MOST

Relief programs for our consumer customers

Loans

- **Payment deferments**
- Unsecured installment loan with flexible income requirements and loan terms, **first payment due date extension** with fixed rate and fixed payment options
- **Payment plans and temporary forbearance options for mortgage loans.** Payment relief plans can be in the form of reduced payments, suspension of payments in full, deferrals, or modifications, based on individual situations.
- **Foreclosure sales** have been **cancelled or postponed** and **new foreclosure referrals** have been **halted**
- All **automobile repossession** activity was **temporarily suspended**

Credit Cards

- Opportunity to **skip payments** with **refunded or waived late fees**
- Permanent workout payment plan with **reduced payments and fees** for long-term financial impact customers

Deposit Accounts

- Refund requests can be made for **overdraft fees** or fees associated with using a non-Commerce ATM
- Requests can be made to **waive early withdrawal penalties for redeeming a CD early** due to financial hardship, or for missing the grace period due to inability to get to the bank
- **Stop payment fees** can be waived in the event a customer is not able to cancel recurring debits due to the merchant being closed

For existing / eligible Consumer customers; requires Bank approval and must be requested by the customer.

HELPING OUR CUSTOMERS FOCUS ON WHAT MATTERS MOST

Relief programs for our commercial customers

Loans

- **Payment deferments** for existing clients
- Small Business Administration (SBA) **Paycheck Protection Program**

Credit Cards

- **Payment deferment and late fees refunded or waived**

Deposit Accounts

- Requests can be made to have **overdraft fees refunded**

Merchant Services

- Monthly **minimum fee and regular monthly fee waived** for the months a business is closed temporarily

Prepaid Cards

- **Implementation fees waived** for DirectCheck Card solution, an alternative to paper checks*
- **Implementation fees waived** for Prepaid Expense Card solution, an option to help back offices in disseminating per diem and handling employee travel expenses*

For existing / eligible Commercial customers; requires Bank approval and must be requested by the customer.
*Implementation fees waived until June 30, 2020.

Commerce Bancshares, Inc.

PROVIDING RELIEF TO OUR CUSTOMERS

Payment Relief Requests[1]

Loan Type	Number of Requests	% of Portfolio (by # of notes)	Total Amount of Requests	Approx. % Making Payment in Last 60 Days[4]
Commercial	741	5.6%	$720MM[5]	46%
Mortgage	192	1.6%	$48MM	54%
Consumer Card[2]	1,597	.6%	$10MM	71%
Installment	3,940	4.7%	$76MM	74%
Med/HSF[3]	3,427	4.7%	$9MM	60%

General Program Guidelines

Commercial – 90-day deferral of interest, principal or principal and interest. A second 90-day deferral may be granted under certain circumstances. Interest continues to accrue, but interest is not charged on the deferred interest amount.

Mortgage - Forbearance up to 360 days, consistent with CARES Act. Multiple post-forbearance resolution options available, based on the situation.

Consumer Card - Deferral of two monthly payments for consumer credit cards – balances continue to accrue interest at the applicable APR. Up to 90 days for all consumer revolving lines.

Installment - Deferral of payments up to 90 days – balances continue to accrue interest at the applicable APR.

HSF – Upon request, deferral of payments up to 90 days – balances continue to accrue interest at the applicable APR.

[1]Requests are defined as modifications, payment deferrals, forbearance agreements, or change in terms, Data through July 16, 2020; [2]Does not include proactive relief offered through our skip pay program; [3]No direct consumer credit exposure; [4]60-day period is from May 17 – July 16; [5]16 commercial requests totaling $107MM, or 15% of the $720MM in commercial requests, are > 90 days.

WHAT OUR CUSTOMERS ARE SAYING

"I can't thank you enough for your support and for Commerce's ability to help us and our business. We sincerely appreciate the fast turnaround and all you have done."

"I wanted to send you a quick note to tell you that **your staff is doing a great job during these challenging times.** Between working with Private Banking and Commercial Lending **service has been amazing."**

Branch Customer Relationship Score of 91%

"It's very rare to receive such prodigious service, I wanted to let you know how much I appreciate my experience with Commerce through this [PPP loan] process."

"My sincerest thanks for all your personal assistance in getting our PPP application through your organization. **We are very grateful and look forward to a long-term relationship with Commerce."**

"Thank you for all you are doing to support your customers and help small businesses get through this challenging time."

"We are very grateful for all your help and support to get the PPP loan secured... You have answered every call and been very responsive throughout this process. Thanks again for all you've done to this point and we look forward to additional opportunities to grow our relationship with Commerce in the months and years to come."

LOAN PORTFOLIO: LIMITED EXPOSURE TO PANDEMIC-SENSITIVE INDUSTRIES

While we expect nearly every industry to be impacted to some degree by Coronavirus-related disruptions, we have identified nine industries that will be most impacted.



Loan Portfolio Outstandings
20%
Highest Impacted Industries
80%
All Other Loans

Highest Impacted Industries	$ in millions 3/31	$ in millions 6/30	% of Loan Portfolio 6/30
Hospitals	$758	$757	5.1%
Multifamily / Student Housing	544	568	3.8%
CRE Retail	404	392	2.6%
Senior Living	297	302	2.0%
Hotels	278	285	1.9%
Auto Dealers	315	250	1.7%
Energy	201	168	1.1%
Retail Stores	217	136	0.9%
Restaurants	84	82	0.6%
Total	**$3,098**	**$2,940**	**19.7%**

Industry breakdowns represent outstanding balances, excluding PPP loans, as of June 30, 2020, segmented by NAICS codes

STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING

52 consecutive years of regular common cash dividend increases[1]

Capital Returned to Common Shareholders as a percentage of Net Income[2]



Cash dividends paid on common stock (left)
Common share repurchase (left)
% Payout (right)
$ in millions
$300
$250
$200
$150
$100
$50
$0
200%
150%
100%
50%
0%
Payout Ratio (%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Capital Ratios – 3/31/2020	
Tier 1 common risk-based capital	13.5%
Tier 1 risk-based capital	14.2%
Total risk-based capital	15.2%

- Special cash dividend paid in 2012 totaled $131 million.
- 2014 included $200 million accelerated share repurchase in conjunction with preferred stock issuance.
- 2015 included a $100 million accelerated share repurchase.
- 2019 included a $150 million accelerated share repurchase.
- Common cash dividends increased 10% in 2018, 16% in 2019 and 9% in 2020 (based on 1Q2020 declared dividend).

[1]Based on 1st quarter 2020 declared dividend; [2]Net Income is defined as Net Income Available to Common Shareholders

STRATEGIC POSITION

STRATEGIC POSTURE: MAINTAINING THE BALANCE

STRONG PERFORMANCE with ongoing refinement of the "Core Bank"

- Super-Community Bank platform
- Relationship-based banking
- High-touch customer service
- Full suite of product and service offerings
- Disciplined attention to risk return
- Divest in businesses & activities that no longer provide acceptable returns
- A highly engaged team
- Focus on profitability and shareholder return



CONTINUOUS IMPROVEMENT
CUSTOMER FOCUSED
INNOVATION & INVESTMENT

Challenge Accepted.

Disciplined focus on **PRIORITY BLUE CHIP** investments

- Develop Claims Payment
- Commerce Bank Mortgage
- Accelerate Growth in Healthcare
- Enhance Consumer Digital
- Accelerate Expansion Market Growth
- Enhance the Private Client Model
- Retain and Grow Mass Affluent Households
- Enhance Enterprise Customer Relationship Management (CRM)
- Implement Transform 360
- Enhance the People Experience

Commerce EDGE **...emphasis on culture, collaboration and core values**

GROWTH MINDSET: CONSUMER BANKING

Enhancing the Customer Experience

Engaging with customers through the channels they prefer.

- Technology investments
- New engagement programs
- Enhanced product offerings
- Improved operating model



CommercePremier



Branch Design



Advanced ATMs



Video Advisors



CARA


Exploration Center

Exploration Centers

Consumer Digital Business

Evolving our digital experiences to meet our customers' expectations.

- Digital Mortgage application
- Commerce**Premier** user interface
- Mobile push notifications, improved alerts management
- Pilot Appointment setting solution

2018
25
releases

2019
22
releases




Commerce Bank
for iPhone
Challenge Accepted
OPEN
4.7
74k ratings
4+
Age
How can
we help?
Card Center
My Credit Card ***0000
Commerce Bank
1234 0000 0000 0000
VISA

GROWTH MINDSET: INTERNAL INNOVATION AT COMMERCE

TOOLS

<HACKATHON/>

Internal software development events to rapidly build, test, and promote new products or services for both internal and external customers.

innovation

Commerce's commitment to promoting an innovative mindset, from everyday incremental improvement to transformative changes in the way we do business.

AGILE

As innovation and technology rapidly drive change, our customers' needs and expectations continue to evolve. AGILE enables our organization to meet this disruption head on.

KEY PROJECTS

Insight 360

Commerce's implementation of a single, integrated Customer Relationship Management (CRM) platform that will enable commercial business lines to improve sales, service, and fulfillment interactions with clients.

COMMERCIAL TOM

Target Operating Model (TOM) is an initiative to help Commerce design a future operating model across people, process, and technology to simplify processes, drive consistency, and improve efficiencies in a way that can best support the commercial lending model and customer experience.

CARA

Customer Advising & Referral Assistant (CARA) is a guided conversation tool that helps us better understand our customers' needs, make consistent recommendations, and free up time to concentrate on building relationships with our clients.

salesforce TRUST CRM

Commerce Trust Company's implementation of a Customer Relationship Management (CRM) platform to improve sales, service levels, and fulfillment interactions with clients.

Transform 360

A Bank-wide project to replace the existing mainframe core system with a new and modern solution.

CONSUMER BANKING SNAPSHOT

$10.4 BILLION
Consumer Deposits

$4.2 BILLION
Consumer Loans*

1.1 MILLION
Consumer Households*

164 Full-service branches
366 ATMs



Focus on Digital

Commerce Bank App Rating	Digital HH Penetration	Digital Loan Sales (000s)	Mobile Deposit Use
App Store 4.7 ★★★★★ Google play 4.7 ★★★★★	46%	$42,755	13%

Period end balances, information as of December 31, 2019; App store rating as of 1/15/2020
*Excludes Trust Company / Private Banking households

Commerce Bancshares, Inc.

Commerce Trust Company

Wealth | Investments | Planning

For high net worth individuals who are looking to simplify their complex financial life, Commerce Trust Company provides a full-service approach to wealth management.

20TH Largest Among Bank-Managed Trust Companies[1]

$57 BILLION Total Client Assets[2]

$34 BILLION Assets Under Management

$539 MILLION Managed Brokerage Assets

Total Client Assets[2]
$ in billions



$38.4
$43.1
$48.7
$50.0
$56.7
2015
2016
2017
2018
2019

Assets Under Management
$ in billions



$22.6
$25.4
$30.0
$30.3
$34.4
2015
2016
2017
2018
2019

Key Growth Initiatives

- Implement new Private Banking Lending Program
- Accelerate growth of Mass Affluent households
- Implement enhanced sales process with new Client Relationship Management system
- Expand the CTC brand
- Enhance the digital client experience
- Invest in team training and onboarding resources

Period end balances, information as of December 31, 2019
[1]S&P Global Market Intelligence ranking as of 12/31/2019, based on assets under management [2]Assets under administration

COMMERCIAL BANKING

Revenue growth opportunities

Financing solutions – options for all sizes and types of businesses

- *Working Capital Lines of Credit*
- *Term Financing*
- *Construction & Real Estate Loans*
- *Equipment Financing*
- *International Financing*
- *Employee Stock & Ownership Financing*
- *Tax-exempt Financing*
- *Government Lending Programs*
- *Interest Rate Swaps*
- *Floor Plan Lending*

$9.6 BILLION Commercial Loans

$8.1 BILLION Commercial Deposits

$547 MILLION Commercial Revenue

Commercial Loans
$ in billions



$8.9
$9.1
$9.6
2017
2018
2019

Commercial Deposits
$ in billions



$7.9
$8.0
$8.1
2017
2018
2019

Commercial Revenue
$ in millions



$514
$548
$547
2017
2018
2019

Commercial segment as of December 31, 2019

COMMERCIAL BANKING – EXPANSION MARKETS OFFER GROWTH OPPORTUNITIES

Expansion Market Loan Growth
$ in millions



$1,338
$1,619
$1,913
$2,200
$2,316
2015
2016
2017
2018
2019
Oklahoma
Texas
Denver
Cincinnati & Indianapolis
Nashville
Des Moines
Grand Rapids

Period end balances as of December 31, 2019

Expansion Market Loan Growth
↑98%
since 2015

Fee Income Growth
↑89%
since 2015



Expansion Markets
Cincinnati
Dallas
Denver
Des Moines
Grand Rapids
Houston
Indianapolis
Nashville
Oklahoma City
Tulsa

Team Overview for Expansion Markets
of team members per market (includes open positions)

	2012	2019
Oklahoma	31	52
Texas	3	23
Denver	41	47
Cincinnati/ Indianapolis	11	13
Nashville	3	6
Des Moines	0	3
Grand Rapids	0	2

Commerce Bancshares, Inc.

INDUSTRY-LEADING COMMERCIAL PAYMENTS CAPABILITIES

Innovative payments solutions to manage payables and receivables to streamline cash flow



RECEIVABLES. PAYABLES. AUTOMATION.
TURNS OUT COMMERCE IS WAY MORE THAN A BANK.
Multiple revenue-generating payment types
Full-service implementation
Protection against fraud
Ongoing enrollment
150 years strong

$177 MILLION	Payments Revenue
$47.7 MILLION	Treasury Management Revenue
$9.1 BILLION	Commercial Card Volume
$6.2 BILLION	Merchant Volume

Key Verticals

CommerceHealthcare®

Tailored return on investment-based solutions enable healthcare providers to enhance the patient experience, improve cash flow, and leverage new opportunities in everyday processes.

Claims Payments

With the help of our insurance advisory council, Claims Payments was built for the industry with the input of insurance experts. We help insurance companies provide faster payments to their customers.

Information as of December 31, 2019

Commerce Bancshares, Inc.

CARD PRODUCTS – A LEADER AMONGST TOP 50 U.S. BANKS

Consistently ranked among the top issuers in the Nilson Report

#12	#7	#12	#12	#19	#14
Commercial Card Issuer	Purchasing[1] Card Issuer	Bank Acquirer	Consumer Card	Debit Card	Prepaid Card

A full suite of innovative card and payment product offerings

- Health Services Financing
- Claims Payments
- Multi Account Chip
- Co-Brand
- toggle®
- Prepaid Expense
- Contactless Visa® Debit Card Early adopter



Commerce Bank
DEBIT CARD
DEBIT
VISA
Commerce Bank
PLATINUM DEBIT CARD
DEBIT
VISA
Commerce Bank
mySpending Card
DEBIT
VISA
PREPAID
EXPENSE CARD
VISA









AOPA
world

[1]Includes fleet cards
Source: Nilson Reports (Debit: April 2019; Consumer Card: February 2019; Prepaid: July 2019; Merchant: March 2019; Purchasing: June 2019; Commercial Card: June 2019), based on the top 50 U.S. banks ranked by total assets as of 12/31/2018, S&P Global Market Intelligence

CAPITAL FOR BUSINESS®

A middle-market private equity firm focused on the success of industrial growth companies

Quick Facts:

- Small Business Investment Company (SBIC) founded in 1959
- Nationwide footprint with Greater Midwest Focus
- 31 Portfolio Companies Representing
  - $500MM in Revenue
  - 1,900 Employees
- Net Book Value as of June 30, 2020: $73.8MM

Investment Criteria

- Manufacturing, distribution and certain service companies
- Cash flow positive
- Good management
- Consistent financial performers
- Operate in niche markets
- Significant and defensible market positions
- Differentiated products and services
- Scalable business platforms

Financial Parameters

- Revenues - $10 million to $100 million
- EBITDA - $2 million to $7 million

Transaction Types

Management buyouts
Leveraged buyouts
Succession plans
Recapitalizations
Corporate divestitures

Investment Structures

Subordinated debt
Preferred stock
Common stock
Warrants

Other Information

Co-investors
Majority control
Target 5-7 year hold period
Management participation

COMMERCE BANK MAINTAINS SOLID PERFORMANCE OVER TIME

Return on Average Assets



2.0%
1.5%
1.0%
0.5%
0.0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Commerce
Peer Banks
Large Banks

ROAA 10-yr average

CBSH: 1.31%

Peers: 1.00%

Return on Average Common Equity



20.0%
15.0%
10.0%
5.0%
0.0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Commerce
Peer Banks
Large Banks

ROACE 10-yr average

CBSH: 12.4%

Peers: 8.2%

Peer Banks include ASB, BOKF, BXS, CFR, FNB, FULT, HWC, IBKC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC
Large Banks include: JPM, BAC, C, WFC, USB, PNC, FITH, RF
Sources: S&P Global Market Intelligence and company reports and filings as of 12/31/2019

Commerce Bancshares, Inc.

STEADY SHAREHOLDER RETURNS
as of June 30, 2020

Total Shareholder Returns
Indexed, 03/31/2005 = $100



400
350
300
250
200
150
100
50
0
COMMERCE
NASDAQ BANK
KBW BANK
S&P 500
2006
2008
2010
2012
2014
2016
2018
2020

Annualized Comparison Total Shareholder Returns
Percent



CBSH
NASDAQ Bank
S&P 500
KBW Bank
20%
10%
0%
-10%
-20%
-30%

	1 Year	3 Year	5 Year	10 Year	15 Year
CBSH	6.4%	8.3%	12.0%	13.0%	8.7%
S&P	7.4%	10.7%	10.7%	14.0%	8.8%
NASDAQ BANK	-21.2%	-5.3%	1.9%	7.3%	0.7%
KBW BANK	-23.5%	-7.9%	1.2%	7.3%	1.6%

Consistent, positive returns to shareholders
Significant outperformance relative to banks over long period

Commerce Bancshares, Inc.

Source: Bloomberg; data as of 06/30/2020

NON-GAAP RECONCILIATIONS

Pre-tax, Pre-provision Net Revenue

		For The Three Months Ended		
	(DOLLARS IN THOUSANDS)	June 30, 2020	March 31, 2020	June 30, 2019
A	Net Interest Income	$ 203,057	$ 201,065	$ 211,634
B	Non-Interest Income	$ 117,515	$ 123,663	$ 127,259
C	Non-Interest Expense	$ 187,512	$ 193,698	$ 189,779
	Pre-Provision Net Revenue (A+B-C)	**$ 133,060**	**$ 131,030**	**$ 149,114**

Investor Relations

Contact Information:

Matthew Burkemper
Senior Vice President, Commerce Bank
Corporate Development and Investor Relations
314.746.7485
Matthew.Burkemper@commercebank.com

Commerce Bancshares, Inc. Investor Relations website:
http://investor.commercebank.com/

Commerce Bancshares, Inc.

Embracing a Growth Mindset

Commerce Bancshares, Inc.